SUPPLEMENT DATED JANUARY 11, 2010

TO PROSPECTUSES DATED AUGUST 17, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, the “Travel Assistance Program” described in the above-cited prospectuses under “Other Programs” is not available for Contracts with an Open Date on or after January 11, 2010. If you “opened” your Contract on or after January 11, 2010, you should disregard all references to the “Travel Assistance Program” in each prospectus listed above.

This Supplement should be read and retained for future reference.

Masters Travel Assistance (US) 1/2010